AMENDMENT No. 1

to the

SETTLEMENT AND LICENSE AGREEMENT
(originally effective as of July 31, 2006)

by and between

UNIVERSAL DISPLAY CORPORATION (“UDC”)

and

SEIKO EPSON CORPORATION (“EPSON”)

This Amendment No. 1 shall amend and modify, to the extent of any inconsistency, the provisions of the above-referenced Settlement and License Agreement (the “Agreement”).  This Amendment No. 1 shall be effective as of March 30, 2009.

1.
The deadline for the credit referred to in the fifth (5th) sentence of Article 4 of the Agreement is hereby extended [The confidential material contained herein has been omitted and has been separately filed with the Commission.]

2.	Except as set forth in this Amendment No. 1, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly signed by their respective authorized representatives as of the dates written below.

UNIVERSAL DISPLAY CORPORATION		SEIKO EPSON CORPORATION

By:	/s/ Steven V. Abramson	By:	/s/ Mitsuro Atobe
Name:	Steven V. Abramson	Name:	Mitsuro Atobe
Title:	President	Title:	Deputy General
Administrative Manager,
Corporate Research &
Development Division

Date:	March 31, 2009	Date:	24 Mar. 2009